UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2010

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-28731 (Commission File Number)	98-0211356 (IRS Employer Identification No.)

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 011 41 43 388 40 60

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   □     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

On March 1, 2010 SunVesta, Inc. (the “Company”) entered into debt settlement agreements with Zypam, Ltd., in connection with satisfying debts in the amount of $900,000 and with Hans Rigendinger in connection with satisfying debts in the amount of $49,990 in exchange for 13,846,154 shares and 769,076 shares, respectively, of the Company’s common stock valued at $0.065 per share pursuant to the exemptions provided under Section 4(2) and Regulation S of the Securities Act of 1933, as amended (“Securities Act”).

The Company complied with the exemption requirements of Section 4(2) of the Securities Act based on the following factors: (1) the issuances were isolated private transactions that did not involve a public offering; (2) there were only two offerees who were issued shares in debt settlements; (3) the offerees committed to hold their stock; (4) there have been no subsequent or contemporaneous public offerings of the stock; (5) the stock has not been broken down into smaller denominations; and (6) the discussions that lead to the debt settlements took place directly between the offerees and the Company.

Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the “issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the “resale safe harbor”). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S.

The Company complied with the requirements of Regulation S by having directed no offering efforts in the United States, by offering common shares only to offerees who were outside the United States at the time of the offering, and ensuring that the offerees to whom the common shares were offered were non-U.S. offerees with addresses in foreign countries.

ITEM 9.01     Financial Statements and Exhibits

(d)      The following exhibits are filed herewith:

Exhibit No.      Description

10(i)                  Debt Settlement Agreement dated March 1, 2010 between the Company and Zypam, Ltd.

10(ii)                  Debt Settlement Agreement dated March 1, 2010 between the Company and Hans Rigendinger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     SunVesta, Inc.                                                  Date

By: /s/ Josef Mettler                                   March 8, 2010

Name: Josef Mettler

Title: Chief Executive Officer, Chief Financial Officer,

Principal Accounting Officer and Director